UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                               ENZO BIOCHEM, INC.
               (Exact Name of Registrant as Specified in Charter)

         New York                       001-09974               13-2866202
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

60 Executive Boulevard, Farmingdale, New York                      11735
(Address of  Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (631) 755-5500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 29, 2003, the Registrant issued a press release announcing its operating results for the quarter and fiscal year ended July 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

         The information in this Current Report and the exhibit attached hereto are being "furnished" hereunder and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference into any filings made by the Registrant with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2003                      Enzo Biochem, Inc.

                                         By: /s/ Barry Weiner
                                             -----------------------------------
                                             Name:     Barry Weiner
                                             Title:    Chief Financial Officer


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                                  EXHIBIT INDEX

         EXHIBIT               DESCRIPTION
         -------               -----------
          99.1                 Registrant's press release dated October 29, 2003
                               announcing operating results for the quarter and fiscal year ended July 31, 2003.*

* Furnished herewith.


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